EXHIBIT 10.1

[Reynolds American Inc. Letterhead]

October 17, 2016

To:

JPMORGAN CHASE BANK, N.A.

as Administrative Agent for the Lenders

500 Stanton Christiana Road, Ops 2, Floor 03

Newark, Delaware 19713

Attention: Chelsea Hamilton

Telecopy No.: (201) 244-3577

Re:	REYNOLDS AMERICAN INC. CREDIT AGREEMENT – MATURITY DATE EXTENSION REQUEST

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of December 18, 2014 (as amended, restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), among Reynolds American Inc., as the Borrower (the “Borrower”), the lenders party thereto from time to time (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Except as otherwise defined in this letter, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined.

In accordance with Section 2.20 (Maturity Date Extensions) of the Credit Agreement, the Borrower hereby requests that the Final Maturity Date be extended from December 18, 2020 to December 18, 2021 (the “Extension”).

If on or before November 18, 2016 (the “Extension Response Date”) and unless such Extension Response Date is extended pursuant to the terms of Section 2.20 of the Credit Agreement, the Administrative Agent receives (including by way of facsimile or other electronic transmission) a countersigned copy of this letter from Continuing Lenders which are not Defaulting Lenders holding at least a majority of the Commitments held by Continuing Lenders which are not Defaulting Lenders, the Extension shall automatically become effective.

For the avoidance of doubt, a Lender’s Maturity Date shall not be extended beyond December 18, 2020 pursuant to Section 2.20 of the Credit Agreement in respect of any (x) Lender that is a Non-Continuing Lender at the date hereof and (y) Lender that is a Continuing Lender at the date hereof that does not provide its consent to the Extension by the Extension Response Date.

[signature page follows]

Very truly yours,

REYNOLDS AMERICAN INC., as Borrower

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Senior Vice President and Treasurer

The undersigned, as a Lender, consents to the requested extension.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

The undersigned, as a Lender, consents to the requested extension.

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

The undersigned, as a Lender, consents to the requested extension.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Lingzi Huang
Name:	Lingzi Huang
Title:	Authorized Signatory

The undersigned, as a Lender, consents to the requested extension.

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary Ramsey
Name:	Mary Ramsey
Title:	Vice President

The undersigned, as a Lender, consents to the requested extension.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

The undersigned, as a Lender, consents to the requested extension.

MIZUHO BANK, LTD., as a Lender

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Managing Director

The undersigned, as a Lender, consents to the requested extension.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
Name:	Nikhil Madhok
Title:	Authorized Signatory

The undersigned, as a Lender, consents to the requested extension.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

The undersigned, as a Lender, consents to the requested extension.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas Fernandez
Name:	Nicholas Fernandez
Title:	Vice President

The undersigned, as a Lender, consents to the requested extension.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Beth Rue
Name:	Beth Rue
Title:	Director

The undersigned, as a Lender, consents to the requested extension.

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Leighton C. McLendon
Name:	Leighton C. McLendon
Title:	Vice President

The undersigned, as a Lender, consents to the requested extension.

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Daniel Koller
Name:	Daniel Koller
Title:	Authorized Signatory

The undersigned, as a Lender, consents to the requested extension.

UNITED FCS, PCA, as a Lender

By:	/s/ Warren Shoen
Name:	Warren Shoen
Title:	Senior Vice President

The undersigned, as a Lender, consents to the requested extension.

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Alan Robinson
Name:	Alan Robinson
Title:	Vice President

The undersigned, as a Lender, consents to the requested extension.

NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Jeffrey B. Clark
Name:	Jeffrey B. Clark
Title:	Senior Vice President

EXECUTION VERSION

JPMORGAN CHASE BANK, N.A.

383 Madison Avenue

New York, NY 10179

NOTICE OF EXTENSION OF MATURITY DATE

November 4, 2016

To:

Reynolds American Inc.

Citibank, N.A.

Credit Suisse AG, Cayman Islands Branch

Fifth Third Bank

Goldman Sachs Bank USA

Mizuho Bank, Ltd.

Royal Bank of Canada

The Bank of Nova Scotia

PNC Bank, National Association

Wells Fargo Bank, National Association

AgFirst Farm Credit Bank

The Bank of New York Mellon

United FCS, PCA

Farm Credit Bank of Texas

Northern Trust Company

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of December 18, 2014 (as amended by the First Amendment to Credit Agreement, dated as of October 21, 2015, and as may be further amended, restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), among Reynolds American Inc. as the Borrower (the “Borrower”), the lenders party thereto from time to time as Lenders and JPMorgan Chase Bank, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) and (ii) the letter from the Borrower to the Administrative Agent requesting an extension of the Final Maturity Date under the Credit Agreement referred to therein which was posted to the Lenders on October 25, 2016 (the “Maturity Date Extension Request Letter”).

In accordance with Section 2.20 (Maturity Date Extensions) of the Credit Agreement, we hereby notify you that the Final Maturity Date has been extended from December 18, 2020 to December 18, 2021 pursuant to the Maturity Date Extension Request Letter.

[Signature page to follow]

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Very truly yours,

JPMorgan Chase Bank N.A., as Administrative Agent

By:	/s/ Tony Yung

	Name:	Tony Yung
	Title:	Executive Director

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